Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aldabra 2 Acquisition Corp. (the “Company”) on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jason Weiss, Chief Executive Officer and Secretary, on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2008	/s/ Jason G. Weiss
Name: Jason G. Weiss Title: Chief Executive Officer and Secretary (Principal Executive Officer and Principal Financial Officer)